Exhibit 99.1
Hanesbrands Inc
1000 East Hanes Mill Road
Winston-Salem, NC 27105
(336) 519-4400

news release
FOR IMMEDIATE RELEASE

News Media, contact:	Matt Hall, (336) 519-3386
Analysts and Investors, contact:	Brian Lantz, (336) 519-7130
HANESBRANDS INC. ANNOUNCES THAT IMPACT OF MERVYN’S LLC LIQUIDATION PLANS DISCLOSED OCT. 17, 2008, WILL BE INCLUDED IN THIRD QUARTER 2008 RESULTS
WINSTON-SALEM, N.C. (Oct. 24, 2008) — Hanesbrands Inc. (NYSE: HBI) today announced that the impact of the Oct. 17, 2008, liquidation disclosure by Mervyn’s LLC and its affiliated entities, which occurred after Hanesbrands’ third quarter ended, will be included in the company’s third-quarter results as a material subsequent event. As planned, Hanesbrands intends to report full third-quarter results at the end of trading on the New York Stock Exchange on Oct. 29, 2008.
Mervyn’s, a regional retailer in California and the Southwest, originally filed for reorganization under Chapter 11 on July 29, 2008. The bad-debt charge now reflects the intentions of Mervyn’s to wind down its business and conduct going-out-of-business sales at 149 remaining store locations under Chapter 11 of the U.S. Bankruptcy Code.
With the subsequent-event impact, Hanesbrands now expects pretax charges related to the Mervyn’s bankruptcy to be $5.5 million, or $0.04 per diluted share after tax, for the quarter ended Sept. 27, 2008.
Excluding actions and the impact of the Mervyn’s bankruptcy, Hanesbrands anticipates reporting non-GAAP earnings per diluted share of $0.56, up $0.08 from the third quarter a year ago. On a GAAP basis, Hanesbrands expects to report diluted EPS of $0.17 (which includes $0.35 of restructuring and related charges and $0.04 for the Mervyn’s bankruptcy).
(Diluted EPS excluding actions is a non-GAAP measure used to better assess underlying business performance because it excludes the effect of unusual actions that are not directly related to operations. The unusual actions in the current quarter were restructuring and related charges and the tax effect on these items.)

Hanesbrands Inc. Announces That Impact of Mervyn’s LLC Liquidation Plans Disclosed
Oct. 17, 2008, Will be Included in Third Quarter 2008 Results — Page 2
Cautionary Statement Concerning Forward-Looking Statements
Statements in this press release that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including those regarding our launch as an independent company and the benefits expected from that launch, our long-term goals, and trends associated with our business. These forward-looking statements are made only as of the date of this press release and are based on our current intent, beliefs, plans and expectations. They involve risks and uncertainties that could cause actual future results, performance or developments to differ materially from those described in or implied by such forward-looking statements. These risks and uncertainties include the following: our ability to migrate our production and manufacturing operations to lower-cost countries around the world; our ability to effectively implement other components of our business strategy; costs and adverse publicity from violations of labor or environmental laws by us or our suppliers; our ability to successfully manage adverse changes in social, political, economic, legal and other conditions affecting our foreign operations; retailer consolidation and other changes in the apparel essentials industry; our ability to keep pace with changing consumer preferences; loss of or reduction in sales to, or financial difficulties experienced by, any of our top customers or groups of customers; fluctuations in the price or availability of cotton, oil or labor; inflationary pressure on consumer demand; our debt and debt-service requirements that restrict our operating and financial flexibility and impose interest and financing costs; and other risks identified from time to time in our most recent Securities and Exchange Commission reports, including the 2007 Annual Report on Form 10-K, 2008 quarterly reports on Form 10-Q and current reports on Form 8-K, registration statements, press releases and other communications. The company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.
Hanesbrands Inc.
Hanesbrands Inc. is a leading marketer of innerwear, outerwear and hosiery apparel under strong consumer brands, including Hanes, Champion, Playtex, Bali, Just My Size, barely there and Wonderbra. The company designs, manufactures, sources and sells T-shirts, bras, panties, men’s underwear, children’s underwear, socks, hosiery, casualwear and activewear. Hanesbrands has approximately 50,000 employees in more than 25 countries. More information may be found on the company’s Web site at www.hanesbrands.com.
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